As filed with the Securities and Exchange Commission on November 2, 1999


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report:  October 18, 1999
                       (Date of earliest event reported)



                        Inland Real Estate Corporation
            (Exact name of registrant as specified in the charter)



        Maryland                         0-28382              36-3953261

(State or other jurisdiction     (Commission File No.)       (IRS Employer
  of incorporation)                                        Identification No.)



                             2901 Butterfield Road
                          Oak Brook, Illinois  60523
                   (Address of Principal Executive Offices)


                                (630) 218-8000
              (Registrant's telephone number including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets

Pine Tree Plaza - Janesville, Janesville, Wisconsin

On October 18, 1999, we purchased the entire fee simple interest in a Community Center located at 2900 Deerfield Road in Janesville, Wisconsin known as "Pine Tree Plaza - Janesville." We purchased Pine Tree Plaza - Janesville from Pine Tree Janesville, L.L.C., an unaffiliated third party, for approximately $18,490,000 or approximately $98.66 per square foot. We paid the purchase price for this property using cash and cash equivalents. We believe the purchase price was fair and reasonable based on, among other things, an appraisal from a third party that we received and presented to our board of directors.

Pine Tree Plaza - Janesville, built in 1998, is a one-story, multi-tenant retail facility. Pine Tree Plaza - Janesville contains 187,413 leasable square feet. As of October 30, 1999, Pine Tree Plaza - Janesville was 96% leased. We considered a variety of factors including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and occupancy. We believe that the center is located within a vibrant economic area.

We do not anticipate making any significant repairs and improvements to Pine Tree Plaza - Janesville over the next few years. However, if we were to make any repairs or improvements, pursuant to the leases, the center's tenants would be obligated to pay a substantial portion of any monies spent on repairs and improvements.

The table below sets forth the occupancy rate at Pine Tree Plaza - Janesville expressed as a percentage of total gross leasable area and the average annual base rent per square foot:


                                     Occupancy Rate              Effective
                                          as of                Annual Rental
                                      December 31,           Rate Per Leasable
            Year Ending               of Each Year               Square Ft
           December 31,                    (%)                      ($)
           ------------               ------------             -------------

               1998                        61                      10.54

Four tenants, Gander Mountain, a sporting goods store, T.J. Maxx, a discount clothing store, Staples, an office supply store, and Michaels, a craft store, lease more than 10% of the total gross leasable area of the property. These leases require the tenants to pay base annual rent on a monthly basis as follows:

                                           Base Rent
                                          Per Square
                  Approximate               Foot Per
                     GLA       % of Total    Annum           Lease Term
  Lessee            Leased        GLA         ($)       Beginning       To
   -----------    ----------- ----------- ------------ ------------ ---------
Gander Mountain      33,032       18          8.25      Currently    02/28/04
                                              8.50      03/01/04     02/28/09
                                              8.75      03/01/09     02/28/14
  Option 1                                    9.75      03/01/14     02/28/19
  Option 2                                   10.50      03/01/19     02/28/24
  Option 3                                   11.00      03/01/24     02/28/29
  Option 4                                   12.00      03/01/29     02/28/34

T.J. Maxx            30,000       16          7.25      Currently    10/31/03
                                              7.75      11/01/03     10/31/08
  Option 1                                    8.25      11/01/08     10/31/13
  Option 2                                    8.75      11/01/13     10/31/18
  Option 3                                    9.25      11/01/18     10/31/23

Staples              24,049       13         10.75      Currently    11/30/03
                                             11.25      12/01/03     11/30/08
                                             11.75      12/01/08     11/30/13
  Option 1                                   12.25      12/01/13     11/30/18
  Option 2                                   12.75      12/01/18     11/28/23
  Option 3                                   13.25      12/01/23     11/28/28
  Option 4                                   13.75      12/01/28     11/30/33

Michaels             20,232       11          9.50      Currently    02/28/04
                                             10.50      03/01/04     02/28/09
  Option 1                                   11.00      03/01/09     02/28/14
  Option 2                                   11.75      03/01/14     02/28/19
  Option 3                                   12.50      03/01/19     02/28/24
  Option 4                                   13.25      03/01/24     02/28/29

For federal income tax purposes, our depreciable basis in Pine Tree Plaza - Janesville will be approximately $15,500,000. When we calculate depreciation expense, for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 years.

Real estate taxes payable in 1999 for the tax year ended 1998 were $4,235.

On October 30, 1999, a total of 182,313 square feet was leased to sixteen tenants at Pine Tree Plaza - Janesville. The following tables set forth information with respect to the amount of and expiration of the leases at this Community center:

                  Approximate                         Current        Rent per
                      GLA       Lease     Renewal    Annual Rent    Square Foot
  Lessee            Leased      Ends      Option         ($)            ($)
  ------          ----------    -----     ------     -----------    -----------
Gander Mountain     33,032      02/14     4/5 yr.      272,514          8.25
Shoe Carnival       12,000      01/09     2/5 yr.      123,000         10.25
T.J. Maxx           30,000      01/09     3/5 yr.      217,500          7.25
Staples             24,049      11/13     4/5 yr.      258,527         10.75
Michaels            20,232      02/09     4/5 yr.      192,204          9.50
Old Navy            15,000      01/09     4/5 yr.      135,000          9.00
Petco               15,000      01/09     3/5 yr.      157,500         10.50
Old Country Buffet   8,000      11/08     3/5 yr.      128,000         16.00
Kate's Hallmark      6,000      10/03     3/3 yr.       66,000         11.00
Radio Shack          2,000      10/03     3/5 yr.       26,000         13.00
Fancy Nails          1,200      12/02     1/3 yr.       18,000         15.00
Advance America      1,600      12/01     1/3 yr.       24,000         15.00
GNC                  1,600      06/04        -          24,000         15.00
Subway               1,600      06/04        -          24,000         15.00
Today's Bedroom      6,500      07/04        -          87,750         13.50
The Exclusive Co.    2,500      07/02        -          35,000         14.00
Vacant               7,100



                                                              Average     Percent of    Percent of
                                                              Base Rent      Total      Annual Base
                                     Annual Base    Total     Per Square  Building GLA     Rent
                        Approx. GLA   Rent of       Annual    Foot Under  Represented   Represented
  Year       Number of  of Expiring  Expiring       Base      Expiring    by Expiring   By Expiring
 Ending       Leases      Leases     Leases        Rent (1)   Leases        Leases       Leases
December 31,  Expiring  (Sq. Ft.)       ($)          ($)         ($)          (%)          (%)
-----------  ---------  ----------- -----------  -----------  ----------  ------------- -----------

   1999           -          -           -        1,788,995        -           -             -

   2000           -          -           -        1,788,995        -           -             -

   2001           1         1,600      24,000     1,788,995      15.00         .85          1.34

   2002           3         5,300      79,400     1,767,395      14.98        2.83          4.49

   2003           2         8,000      92,000     1,700,019      11.50        4.27          5.41

   2004           2         8,100     111,750     1,665,509      13.80        4.32          6.71

   2005           -          -           -        1,553,759        -           -             -

   2006           -          -           -        1,553,759        -           -             -

   2007           -          -           -        1,553,759        -           -             -

   2008           1         8,000     136,000     1,565,784      17.00        4.27          8.69

(1) We made no assumptions regarding the re-leasing of expired leases.  It is the opinion of our management that the space will be re-leased at market rates at the time of re-leasing.


We received a letter appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers. The appraisal reported a fair market value for the Pine Tree Plaza - Janesville property, as of February 3, 1999 of $19,000,000. You should note that appraisals are estimates of value and, therefore, you should not rely upon them as a measure of true worth or realizable value.


Item 7.  Financial Statements and Exhibits

To be subsequently filed.

                                   SIGNATURE



Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                        Inland Real Estate Corporation
                                   (Registrant)



                        By:/s/ KELLY TUCEK
                            Kelly Tucek
                            Chief Financial and Accounting Officer


Date:     November 2, 1999